ARK FUNDS
                         INSTITUTIONAL CLASS PROSPECTUS

                        SUPPLEMENT DATED JUNE 28, 2002 TO
            THE INSTITUTIONAL CLASS PROSPECTUS DATED AUGUST 31, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. In the "Purchasing, Selling, and Exchanging Portfolio Shares" section on page 54 of the Prospectus, the following sentence is inserted at the end of the first paragraph under General Information:

          "From September 13, 2001 until the reopening of the New York Stock Exchange, for U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, and Pennsylvania Tax-Free Money Market Portfolio, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders."

2. Calum Graham is the portfolio manager for the Emerging Markets Equity Portfolio. The following biographical information for Mr. Graham supplements the information under the heading "Portfolio Managers" on page 53 of the prospectus.

          Calum Graham is manager of the Emerging Markets Equity Portfolio. Mr. Graham is also the Director of Emerging Markets for AIB Govett, Inc., and Director of Govett Investment Management Ltd., where he has overall responsibility for the management of all Global Emerging Markets portfolios and the implementation of the investment process. He has more than 9 years of experience in the investment industry.

3. Wilmer C. Stith III is manager of the Intermediate Fixed Income Portfolio. James M. Hannan and Wilmer C. Stith III are co-managers of the Income Portfolio.

     On page 52, the first sentence of the first paragraph under the sub-heading "Portfolio Managers" regarding James M. Hannan is replaced with the following:

          James  M.  Hannan  is  manager  of  the  U.S.  Treasury  Money  Market
          Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, and other ARK Funds Portfolios, and he is the co-manager, with Mr. Stith, of the Income Portfolio and the U.S. Government Bond Portfolio.

     In addition, on page 53, the first sentence of the paragraph regarding Wilmer C. Stith III is replaced with the following:

          Wilmer C. Stith III is manager of the Short-Term Bond Portfolio and the Intermediate Fixed Income Portfolio, and of another ARK Fund Portfolio, and is co-manager, with Mr. Hannan, of the Income Portfolio and the U.S. Government Bond Portfolio.

4. Effective January 1, 2002, ARK Funds Distributors, LLC is the distributor of the Portfolios.

     In the section captioned "More Information About ARK Funds" the information under the term "Distributor" is replaced in its entirety with the following:

          ARK Funds Distributors, LLC
          Two Portland Square
          Portland, Maine 04101

      THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS TO THE PROSPECTUS.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE